DUNHILL INVESTMENT TRUST

                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY


                              FINANCIAL STATEMENTS


                                FEBRUARY 28, 1999

April 29, 1999

Fellow Shareholders:

It is my  pleasure  to  present  to you  this  Annual  Report  of  the  Regional
Opportunity Fund, Ohio, Indiana, Kentucky Series. Although a mutual fund's performance can be calculated by a simple mathmatical formula, to say that the stock markets last year were simple would not be correct.

In review we saw a strong 1st quarter with growth of most of the major economic indicators showing a stable economy. Earnings for companies remained strong and going toward the end of June enabling the Fund to have grown just over 17%.

Many different factors in selecting stocks and managing the portfolio are closely monitored during a strong run up as we had during the first half of the year. July brought on the summer jitters and many investors began to taking profits as companies began to warn against analyst setting such high expectations. This caused a 3 month sell off of stocks, erasing and in some cases giving stocks and stock funds negative returns. During this period we closely monitored the Funds holdings and remained positive of the long-term outlook of our selections and did not do any major selling. On the other hand we did not try and hunt out bargains and chase stocks trying to find the bottom, a theory that seldom works during such an irrational market.

As the correction came to an end and Nasdaq stocks began to gain momentum the rest of the markets followed. With this reversal a technology stock driven buying frenzy took the markets to all time highs and brought the Fund's year-end closing price to $21.46. The momentum carried over into 1999, giving the Fund a fiscal year total return of 43.80%. In comparison to the major indices, the Dow Jones Industrial Average for the same period gained 8.8%, and the S&P 500 index gained 18.30%.

Looking forward we are adjusting the portfolio as needed. We have taken advantage of the recent highs to take profits on stocks that we feel have had tremendous growth and are purchasing stocks that we feel are poised for excellent growth this year. I am proud to present you with this report and as always feel free to call me directly if you have any questions.

Sincerely,

/s/ Jasen M. Snelling

Jasen M. Snelling
President

JMS/ddb

                           REGIONAL OPPORTUNITY FUND
                     OHIO, INDIANA, KENTUCKY SERIES CLASS B

                    Performance Update - $10,000 Investment

       For the period from July 26, 1996 (commencement of operations) to
                               February 28, 1999

[GRAPH OMITTED]

                                                   02/28/99
                                                   --------
Regional Opportunity Fund - Class B Sharess       $20,571.04
S&P 500 Index                                     $19,178.93

This  graph  depicts  the  performance  of the  Class B Shares  of the  Regional
Opportunity Fund versus the S&P 500 Index. It is important to note that the Regional Opportunity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

               --------------------------------------------------
                                 Commencement      One Year ended
                                of operations          2/28/99
                               through 2-28-99
               --------------------------------------------------
               Maximum 5%          113.49%             40.80%
               Sales Load
               --------------------------------------------------
               No Sales Load       116.49%             43.80%
               --------------------------------------------------

The graph assumes an initial $10,000 investment at July 26, 1996. All dividends and distributions are reinvested.

At February 28, 1999, the Class B shares would have grown to $20,571.04 - total investment return of 113.49% since July 26, 1996. Without the deduction of the 3% contingent deferred sales charge (cdsc) the Class B of the Fund would have grown to $20,871.04 - total investment return of 116.49% since July 26, 1996. The sales load may be eliminated for purchases over $250,000.

At February 28, 1999, a similar investment in the S&P 500 Index (after cdsc of 3%) would have grown to $19,178.93 - total investment return of 91.79% since July 26, 1996.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 28, 1999

ASSETS

Investments in common stocks, at value                             $  9,738,357
Investment in repurchase agreements                                     315,890
Cash                                                                     23,860
Dividends and interest receivable                                         4,048
Receivable from fund manager                                             33,885
Organization costs, net                                                   5,642
                                                                   ------------
          Total assets                                               10,121,682
                                                                   ------------
LIABILITIES

Accrued expenses                                                          6,000
                                                                   ------------
         Total liabilities                                                6,000
                                                                   ------------
NET ASSETS                                                         $ 10,115,682
                                                                   ============

Net Assets consist of:
    Paid in capital                                                $  5,998,316
    Accumulated net realized loss from security transactions            (79,533)
    Net unrealized appreciation of securities                         4,196,899
                                                                   ------------
                                                                   $ 10,115,682
                                                                   ============

Shares of beneficial interest outstanding (unlimited number
    of shares authorized, no par value)                                 456,422
                                                                   ============

Net asset value and offering price per share                       $      22.16
                                                                   ============

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                            PORTFOLIO OF INVESTMENTS
                                FEBRUARY 28, 1999

                                                                       Market
    Shares                                                              Value
    ------                                                              -----
               COMMON STOCK - 96.3 %
               AIRLINES - 1.4 %
    3,855      Comair Holdings, Inc.                                $    145,044
                                                                    ------------

               AUTOMOBILE PARTS - 0.6%
    1,500      Dana Corp.                                                 56,625
                                                                    ------------

               BEVERAGES - WINE/SPIRITS - 0.7%
    1,000      Bown-Forman Corp. Class B                                  65,937
                                                                    ------------

               COMMUNICATIONS - 1.0%
    6,874      Brightpoint, Inc. (a)                                     102,251
                                                                    ------------

               COMPUTERS & INFORMATION - 14.3%
    7,000      Dell Computer Corp. (a)                                   560,875
    5,000      EMC Corp. (a)                                             511,875
    3,000      Lexmark International, Inc. Class A (a)                   309,563
    3,000      Miami Computer Supply Company (a)                          65,625
                                                                    ------------
                                                                       1,447,938
                                                                    ------------
               CONGLOMERATES - 2.0%
    2,000      General Electric Co.                                      200,625
                                                                    ------------

               CONTAINERS - METAL/GLASS - 0.8%
    2,000      Ball Corp.                                                 83,750
                                                                    ------------

               DIVERSIFIED MANUFACTURING - 1.5%
    2,000      Tyco International, Inc.                                  148,875
                                                                    ------------

               FOOD - 0.7%
    1,600      Papa John's International, Inc. (a)                        69,200
                                                                    ------------

               FOOD RETAILERS - 2.9%
    4,500      Kroger Company (a)                                        291,093
                                                                    ------------

               HEALTH CARE PROVIDERS - 1.8%
    7,750      Res-Care, Inc. (a)                                        184,062
                                                                    ------------

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                FEBRUARY 28, 1999

                                                                       Market
    Shares                                                              Value
    ------                                                              -----
               HOUSEHOLD PRODUCTS, NONDURABLE - 0.8%
      860      The Procter & Gamble, Co.                            $     76,970
                                                                    ------------

               INDUSTRIAL & COMMERCIAL SERVICES - 3.0%
    3,500      Cintas Corp.                                              247,625
    3,000      Convergys Corp. (a)                                        51,938
                                                                    ------------
                                                                         299,563
                                                                    ------------
               INSURANCE, LIFE - 0.6%
    2,000      Conseco, Inc.                                              59,875
                                                                    ------------

               MEDICAL SUPPLIES - 9.6%
    7,000      Biomet, Inc.                                              256,813
    3,000      Gliatech Inc. (a)                                          81,000
   10,600      Guidant Corp.                                             604,200
    1,000      Steris Corp. (a)                                           32,875
                                                                    ------------
                                                                         974,888
                                                                    ------------
               PHARMACEUTICALS - 12.2%
    4,000      Bindley Western Industries, Inc.                          105,250
    1,000      Biogen, Inc. (a)                                           96,125
    5,700      Eli Lilly &  Co.                                          539,719
    2,800      Johnson & Johnson                                         239,050
    1,344      Priority Healthcare, Class B (a)                           52,332
    1,600      Pfizer, Inc.                                              211,100
                                                                    ------------
                                                                       1,243,576
                                                                    ------------
               REGIONAL BANKS - 6.1%
    1,100      Bank One Corp.                                             59,125
    3,375      Fifth Third Bancorp                                       222,961
    3,955      Firstar Corp.                                             331,231
                                                                    ------------
                                                                         613,317
                                                                    ------------
               RETAILERS, APPAREL - 6.2%
    3,000      Abercrombie & Fitch (a)                                   228,000
    5,500      Gap, Inc.                                                 355,781
    1,000      Intimate Brands, Inc., Class A                             39,314
                                                                    ------------
                                                                         623,095
                                                                    ------------

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                FEBRUARY 28, 1999

                                                                       Market
    Shares                                                              Value
    ------                                                              -----
               RETAILERS, DRUG-BASED - 0.4%
      500      Cardinal Health, Inc.                                      36,094
                                                                    ------------

               SECURITY SERVICES - 0.6%
    2,000      Kroll-O'Gara Company (a)                                   61,750
                                                                    ------------

               SEMICONDUCTOR & RELATED - 1.1%
    1,000      Intel Corp.                                               119,937
                                                                    ------------

               SOFTWARE & PROCESSING - 27.4%
   18,800      America Online, Inc. (a)                                1,672,025
    4,275      Cisco Systems, Inc. (a)                                   418,148
    6,500      Compuware  Corp. (a)                                      363,594
    2,000      Microsoft Corp. (a)                                       300,250
    1,000      Symix Systems, Inc. (a)                                    20,625
                                                                    ------------
                                                                       2,774,642
                                                                    ------------
               TELEPHONE SYSTEMS - 0.6%
    3,000      Cincinnati Bell, Inc.                                      59,250
                                                                    ------------

               TOTAL INVESTMENTS IN COMMON STOCKS
               (COST $5,541,458)                                    $  9,738,357
                                                                    ------------

 Face Amount
 -----------
               REPURCHASE AGREEMENTS (B) - 3.1%
  $ 315,890    Fifth Third Bank, 4.18%, dated 2/26/1999,
                 due 3/1/1999, repurchase proceeds $316,000
                 (Cost $315,890)                                         315,890
                                                                    ------------

               TOTAL INVESTMENTS IN COMMON STOCKS AND
                 REPURCHASE AGREEMENTS AT VALUE - 99.4%               10,054,247

               OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%               61,435
                                                                    ------------

               NET ASSETS - 100.0%                                  $ 10,115,682
                                                                    ============


(a)  Non-income producing security
(b) Repurchase agreement is fully collateralized by $313,000 par value FNMA Pool #313140, 7.50%, due 9/1/2011.

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                             STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1999


INVESTMENT INCOME:
     Dividends                                                      $    30,587
     Interest                                                            28,172
                                                                    -----------
                Total investment income                                  58,759

EXPENSES:
     Investment advisory fees                                            85,018
     Distribution fees                                                   70,848
     Administration fees                                                  9,418
     Shareholder services and transfer agent fees                        13,000
     Reports and notices to stockholders                                 16,292
     Professional fees                                                   14,365
     Trustees' fees and expenses                                          1,700
     Custodian fees                                                       2,819
     Fund accounting fees                                                22,459
     Registration and filing fees                                         2,706
     Amortization of organization expenses                                9,672
     Insurance expense                                                    2,817
     Miscellaneous                                                        3,163
                                                                    -----------
                Total expenses                                          254,277
     Less fees waived by the Manager                                    (62,988)
                                                                    -----------
                Net expenses                                            191,289
                                                                    -----------

NET INVESTMENT LOSS                                                    (132,530)
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized losses from security transactions                           (7,832)
Unrealized appreciation of investments:
     Beginning of year                               $ 1,074,668
     End of year                                       4,196,899
                                                     -----------

     Net change in unrealized appreciation of investments             3,122,231
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      3,114,399
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 2,981,869
                                                                    ===========

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                         1999             1998
                                                                     ------------     ------------
OPERATIONS:
    Net investment loss                                              $   (132,530)    $    (40,721)
    Net realized losses from security transactions                         (7,832)         (20,541)
    Net change in unrealized appreciation of investments                3,122,231          946,951
                                                                     ------------     ------------
        Net increase in net assets from operations                      2,981,869          885,689

FUND SHARE TRANSACTIONS:
    Proceeds from shares sold                                           2,869,376        3,086,528
    Payments for shares redeemed                                         (700,997)        (154,966)
                                                                     ------------     ------------
        Net increase in net assets from capital share transaction       2,168,379        2,931,562
TOTAL INCREASE IN NET ASSETS                                            5,150,248        3,817,251
                                                                     ------------     ------------

NETASSETS:
    Beginning of year                                                   4,965,434        1,148,183
                                                                     ------------     ------------
    End of year                                                      $ 10,115,682     $  4,965,434
                                                                     ============     ============

SUMMARY OF FUND SHARE ACTIVITY:
    Shares sold                                                           177,719          270,297
    Shares redeemed                                                       (43,511)          (5,124)
                                                                     ------------     ------------
    Net increase in shares outstanding                                    134,208          265,173
    Shares outstanding, beginning of year                                 322,214           57,041
                                                                     ------------     ------------
    Shares outstanding, end of year                                       456,422          322,214
                                                                     ============     ============

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                              FINANCIAL HIGHLIGHTS
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                                                       Year Ended        Year Ended       Period Ended
                                                      February 28,      February 28,      February 28,
                                                          1999              1998            1997 (2)
                                                      ------------      ------------      ------------
PER SHARE DATA
Net asset value at beginning of period                $      15.41      $      11.33      $      10.46

Income from investment operations:
    Net investment loss                                      (0.32)            (0.13)            (0.02)
    Net realized and unrealized gain                          7.07              4.21              1.30
                                                      ------------      ------------      ------------
        Total from investment operations                      6.75              4.08              1.28
                                                      ------------      ------------      ------------

Less distributions:
    In excess of net realized gains                          (0.41)
                                                      ------------      ------------      ------------
        Total distributions                                     --                --             (0.41)
                                                      ------------      ------------      ------------

Net asset value at end of period                      $      22.16      $      15.41      $      11.33
                                                      ============      ============      ============

TOTAL RETURN (1)                                            43.80%            36.01%            12.25%
                                                      ============      ============      ============

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period                           $ 10,115,682      $  4,965,434      $    646,067
                                                      ============      ============      ============
Ratio of expenses to average net assets:
    Before expense reimbursement and
    waived fees                                              3.64%             5.81%            12.14%(3)
    After expense reimbursement and
    waived fees                                              2.70%             2.69%             2.66%(3)

Ratio of net investment loss to average net assets          (1.87)%           (1.69)%          (1.04)%(3)

Portfolio turnover rate                                        26%               21%               39%(3)

(1)  Calculated without sales charge.
(2) Represents the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997.
(3)  Annualized

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund) is a non-diversified, open-end series of the Dunhill Investment Trust (the Trust), a registered management investment Company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as an Ohio business trust on March 31, 1998. Pursuant to an Agreement and Plan of Reorganization dated May 1, 1998, the Fund, on June 29, 1998 was successor of the assets and liabilities of another mutual fund of the same name which was an investment series of Maplewood Investment Trust. 381,360 Shares and Net Assets of $6,200,646 of the Fund were transferred to the Trust on June 29, 1998. The Financial Statements presented include the assets and liabilities, results of operations, changes in net assets and financial highlights of the Fund from the first public offering to shareholders (July 24, 1996) of the shares transferred from the former Trust.

     The Fund's investment objective is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the region.

     Shares of the Fund are offered at net asset value and are subject to a maximum 5% contingent deferred sales charge and 12b-1 distribution fees up to 1% of average daily net assets. The contingent deferred sales charge is applicable to redemptions during the five-year period from the date of purchase. The charge declines from 5% to 0% over the five year period.

     SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m. Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

     REPURCHASE AGREEMENTS - The Fund generally invests its cash reserves by entering into repurchase agreement with its custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

     SHARE VALUATION - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities by the number of shares outstanding.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     ORGANIZATION EXPENSES - Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

     SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

     ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts or revenue and expenses during the reporting period. Management believes the estimates utilized in preparing these financial statements are reasonable and prudent. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999


2.   INVESTMENTS

     During the year ended February 28, 1999, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,690,554 and $1,774,080 respectively.

     For federal income tax purposes, the cost of portfolio investments amounted to $5,541,458 at February 28, 1999. The composition of unrealized appreciation (the excess of value over cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

            Gross unrealized appreciation             $ 4,270,987
            Gross unrealized depreciation                 (74,088)
                                                      -----------
            Net unrealized appreciation               $ 4,196,899
                                                      ===========

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain officers of the Trust are also officers of Dunhill Investment Advisors, Limited (Dunhill) the manager, administrator and transfer agent for the Fund, CityFund Advisory, Inc. (CityFund) the Advisor and Alpha-Omega Capital Corp. (Alpha), the Distributor.

     FUND MANAGER AGREEMENT
     The Fund is managed by Dunhill under the terms of a management agreement. The Fund pays Dunhill a fee equal to the annual rate of 1.20% of the average value of its daily net assets. Dunhill currently intends to waive its management fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 2.70% of average daily net assets of the Fund. Accordingly, for the year ended February 28, 1999, the manager waived $62,988 of advisory fees.

     INVESTMENT ADVISORY AGREEMENT
     The Fund's investments are managed by CityFund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the manager (not the Fund) pays CityFund a fee equal to an annual rate of .35% of the average daily net assets of the Fund.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999



3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Servicing Agreement, Dunhill maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Dunhill receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% of such net assets in excess of $100 million. This fee is subject to a $1,000 minimum monthly amount. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. During the year ended February 28, 1999, Dunhill was paid $9,000 of fees under the Agreement.

     DISTRIBUTION AGREEMENT
     The  Fund  distributes  its  shares  under  the  terms  of an  Underwriting
     Agreement with Alpha. Alpha may sell Fund shares to or through qualified securities dealers or brokers.

4.   DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, generally not to exceed 0.25% of the Fund's average daily net assets. During the year ended February 28, 1999, the Fund incurred and paid approximately $71,000 of distribution expenses under the Plan.

                           INDEPENDENT AUDITORS REPORT


To the Shareholders and
Board of Trustees
Dunhill Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund), a series of the Dunhill Investment Trust, as of February 28, 1999, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 28, 1998 and the financial highlights for the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997 and the year ended February 28, 1998, were audited by other auditors whose report dated March 27, 1998, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Regional Opportunity Fund: Ohio, Indiana, Kentucky as of February 28, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                             Berge & Company LTD

Cincinnati, Ohio
April 28, 1999